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Exhibit 99.1

Rocket Lab Announces Fourth Quarter and Full

Year 2022 Financial Results, Issues Guidance for the First Quarter 2023

2022 Highlights:

•
Q4 2022 revenue of $51.8 million, an increase of 88% year-over-year.
•
Fiscal 2022 Revenue of $211 million, representing full-year growth of 239%.
•
Reached a new Company record of nine launches within a calendar year.
•
Achieved a record of 100% mission success for Electron launches for the year.
•
Successfully launched CAPSTONE mission to the Moon for NASA, including first demonstration of Lunar Photon spacecraft platform.

Long Beach, California. February 28, 2023 – Rocket Lab USA, Inc. (Nasdaq: RKLB) (“Rocket Lab” or “the Company”), a global leader in launch services and space systems, today shared the financial results for its fiscal fourth quarter and full year 2022, ended December 31, 2022.

Rocket Lab founder and CEO, Peter Beck, said: “Rocket Lab set new company records in 2022. It was our busiest launch year yet with nine Electron launches and 100% mission success. We also made significant progress on the development of Neutron with hardware in production, the launch pad and production complex sites selected and under construction, and an engine test stand at NASA Stennis already supporting the Archimedes test program. It was also a terrific year across space systems, with our strategy to become a full-service space company demonstrated with the successful CAPSTONE mission to the Moon for NASA featuring Rocket Lab developed launch vehicle and spacecraft, and further strengthened with the contract award to develop 17 spacecraft buses for MDA to support Globalstar’s new constellation.”

Fourth Quarter 2022 Business Highlights:

•
Launched two successful Electron missions in the fourth quarter for General Atomics and the Swedish National Space Agency.
•
Selected by NASA to launch the TROPICS (Time-Resolved Observations of Precipitation Structure and Storm Intensity with a Constellation of Smallsats) mission across two dedicated Electron launches to study hurricanes and tropical storms.
•
Introduced the Rocket Lab Responsive Space Program to streamline launch on rapid timelines, delivering confidence and resilience to our customers.
•
Completed an ocean recovery of Electron’s first stage, progressing the Company’s program to make Electron a reusable rocket.
•
Officially opened the Archimedes engine test stand at NASA’s Stennis Space Center and commenced pre-burner ignitor testing, fast-tracking engine testing for the Neutron rocket.

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•
Completed construction of the first Neutron Production Complex building at NASA Wallops, began production of carbon composite tank structures and commenced construction on the Neutron launch pad.
•
Selected to deliver Satellite Operations Control Center for Globalstar Constellation, building on the $143 million contract awarded in February 2022 to design and manufacture 17 spacecraft buses for Globalstar.
•
Selected to build solar panels for NASA’s CADRE mobile robot program.
•
Delivered final solar panels for NASA Gateway’s Power and Propulsion Element.

Business Highlights Since December 31, 2022:

•
Successfully launched the Company’s first mission from Launch Complex 2 at the Mid-Atlantic Regional Spaceport within NASA’s Wallops Flight Facility in Virginia. The mission deployed three satellites for radio frequency geospatial analytics provider HawkEye 360. With the launch, all three of Rocket Lab’s pads have now successfully launched Electron missions.
•
Undertaking simultaneous launch campaigns across Launch Complex 1 in New Zealand and Launch Complex 2 in Virginia with two dedicated Electron missions planned to launch within days of each other in March from two continents.
•
Bolstered the Company’s existing line of proven satellite components with the introduction of two new high performance satellite components: a 12Nms reaction wheel designed for constellations and the Frontier-X software defined radio designed to provide high speed data for both near Earth and deep space small satellite missions.
•
Formally established Rocket Lab Australia to explore opportunities in launch and space systems.
•
Neutron launch vehicle in development now eligible to compete for National Space Security Launch Phase 3 missions – the U.S. Space Force’s program intended to provide assured access to space for Department of Defense and other critical U.S. government payloads.

First Quarter 2023 Guidance

For the first quarter of 2023, Rocket Lab expects:

•
Revenue between $51 million and $54 million.
•
Launch Services revenue of approximately $19 million.
•
Space Systems revenue of between $32 million to $35 million.
•
GAAP Gross Margins between -5% to -3%.
•
Non-GAAP Gross Margins between 7% to 9%.
•
GAAP Operating Expenses between $44 million to $46 million.
•
Non-GAAP Operating Expenses between $33 million to $35 million.
•
Expected Interest Expense (Income), net $1 million.
•
Adjusted EBITDA loss of $28 million to $30 million.
•
Basic Shares Outstanding of 476 million.

See “Use of Non-GAAP Financial Measures” below for an explanation of our use of Non-GAAP financial measures, and the reconciliation of historical Non-GAAP measures to the comparable GAAP measures in the tables attached to this press release. We have not provided a reconciliation for the forward-looking Non-GAAP Gross Margin, Non-GAAP Operating Expenses or Adjusted EBITDA

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expectations for Q1 2023 described above because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. Stock-based compensation is currently expected to range from $12 million to $13 million in Q1 2023.

Rocket Lab also announces that David Cowan will complete his tenure on Rocket Lab’s Board of Directors this quarter after nine years serving the company.

Rocket Lab would like to thank David for his leadership, guidance, and support as the Company grew from a small start-up to a NASDAQ-listed company and globally recognized leader in space.

Conference Call Information

Rocket Lab will host a conference call for investors at 1:30 p.m. PT (4:30 p.m. ET) today to discuss these business highlights and financial results for our fourth quarter, to provide our outlook for the rest of the year, and other updates.

The live webcast and a replay of the webcast will be available on Rocket Lab’s Investor Relations website: https://investors.rocketlabusa.com/events-and-presentations/events

About Rocket Lab

Founded in 2006, Rocket Lab is an end-to-end space company with an established track record of mission success. We deliver reliable launch services, satellite manufacture, spacecraft components, and on-orbit management solutions that make it faster, easier and more affordable to access space. Headquartered in Long Beach, California, Rocket Lab designs and manufactures the Electron small orbital launch vehicle and the Photon satellite platform and is developing the Neutron launch vehicle for large spacecraft and constellation deployment. From its first orbital launch in January 2018 to date, Rocket Lab’s Electron launch vehicle has become the second most frequently launched U.S. rocket annually and has delivered 155 satellites to orbit for private and public sector organizations, enabling operations in national security, scientific research, space debris mitigation, Earth observation, climate monitoring, and communications. Rocket Lab’s Photon spacecraft platform has been selected to support NASA missions to the Moon and Mars, as well as the first private commercial mission to Venus. Rocket Lab has three launch pads at two launch sites, including two launch pads at a private orbital launch site located in New Zealand and a third launch site in Virginia, USA. To learn more, visit www.rocketlabusa.com.

+ Rocket Lab Investor Relations Contact

Colin Canfield

investors@rocketlabusa.com

+ Rocket Lab Media Contact

Murielle Baker

media@rocketlabusa.com

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+ Forward Looking Statements

This press release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this release, including statements regarding our expectations of financial results for the first quarter of 2023, strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management, are forward-looking statements. Words such as, but not limited to, “anticipate,” “aim,” “believe,” “contemplate,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “suggest,” “strategy,” “target,” “will,” “would,” and similar expressions or phrases, or the negative of those expressions or phrases, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are based on Rocket Lab’s current expectations and beliefs concerning future developments and their potential effects. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond Rocket Lab’s control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this release, including risks related to delays and disruptions in expansion efforts; our dependence on a limited number of customers; the harsh and unpredictable environment of space in which our products operate which could adversely affect our launch vehicle and spacecraft; increased congestion from the proliferation of low Earth orbit constellations which could materially increase the risk of potential collision with space debris or another spacecraft and limit or impair our launch flexibility and/or access to our own orbital slots; increased competition in our industry due in part to rapid technological development and decreasing costs; technological change in our industry which we may not be able to keep up with or which may render our services uncompetitive; average selling price trends; failure of our launch vehicles, spacecraft and components to operate as intended either due to our error in design in production or through no fault of our own; launch schedule disruptions; supply chain disruptions, product delays or failures; the global COVID-19 pandemic; risks related to government restrictions and lock-downs in New Zealand and other countries in which we operate that could delay or suspend our operations; design and engineering flaws; launch failures; natural disasters and epidemics or pandemics; changes in governmental regulations including with respect to trade and export restrictions, or in the status of our regulatory approvals or applications; or other events that force us to cancel or reschedule launches, including customer contractual rescheduling and termination rights; risks that acquisitions may not be completed on the anticipated time frame or at all or do not achieve the anticipated benefits and results; and the other risks detailed from time to time in Rocket Lab’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Rocket Lab’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 24, 2022, and elsewhere (including that the impact of the COVID-19 pandemic may also exacerbate the risks discussed therein). There can be no assurance that the future developments affecting Rocket Lab will be those that we have anticipated. Except as required by law, Rocket Lab is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

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+ Use of Non-GAAP Financial Measures

We supplement the reporting of our financial information determined under Generally Accepted Accounting Principles in the United States of America (“GAAP”) with certain non-GAAP financial information. The non-GAAP financial information presented excludes certain significant items that may not be indicative of, or are unrelated to, results from our ongoing business operations. We believe that these non-GAAP measures provide investors with additional insight into the company's ongoing business performance. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. Reconciliation of the non-GAAP financial information to the corresponding GAAP measures for the historical periods disclosed are included at the end of the tables in this press release. We have not provided a reconciliation for forward-looking non GAAP financial measures because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock based compensation and its related tax effects. The following definitions are provided:

+ Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from net income or loss to determine Adjusted EBITDA. Management believes this measure provides investors meaningful insight into results from ongoing operations.

+ Other Non-GAAP Financial Measures

Non-GAAP gross profit, research and development, net, selling, general and administrative, operating expenses, operating loss and total other income (expense), net, further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from the applicable GAAP financial measure. Management believes these non-GAAP measures provide investors meaningful insight into results from ongoing operations.

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2022 AND 2021

(unaudited; in thousands, except share and per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2022	2021	2022	2021
Revenues	$51,762	$27,478	$210,996	$62,237
Cost of revenues	49,932	20,793	192,006	64,130
Gross profit (loss)	1,830	6,685	18,990	(1,893)
Operating expenses:
Research and development, net	15,018	11,968	65,168	41,765
Selling, general and administrative	24,035	19,048	89,026	58,395
Total operating expenses	39,053	31,016	154,194	100,160
Operating loss	(37,223)	(24,331)	(135,204)	(102,053)
Other income (expense):
Interest expense, net	(892)	(2,751)	(7,799)	(6,128)
Loss on foreign exchange	(488)	(178)	(4,435)	(567)
Change in fair value of liability classified warrants	—	24,130	13,482	(15,294)
Other income (expense), net	385	(215)	1,010	(798)
Total other income (expense), net	(995)	20,986	2,258	(22,787)
Loss before income taxes	(38,218)	(3,345)	(132,946)	(124,840)
Benefit (provision) for income taxes	1,010	6,541	(2,998)	7,520
Net income (loss)	$(37,208)	$3,196	$(135,944)	$(117,320)
Net income (loss) per share attributable to Rocket Lab USA, Inc.:
Basic	$(0.08)	$0.01	$(0.29)	$(0.56)
Diluted	$(0.08)	$(0.05)	$(0.29)	$(0.56)
Weighted-average common shares outstanding:
Basic	473,644,862	449,270,950	466,214,095	209,895,135
Diluted	473,644,862	451,945,594	466,214,095	209,895,135

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2022 AND 2021

(unaudited; in thousands, except share and per share data)

	December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$242,515	$690,959
Marketable securities, current	229,276	—
Accounts receivable, net	36,572	13,957
Contract assets	9,451	2,490
Inventories	92,279	47,904
Prepaids and other current assets	52,201	19,454
Total current assets	662,294	774,764
Non-current assets:
Property, plant and equipment, net	101,514	65,339
Intangible assets, net	79,692	57,487
Goodwill	71,020	43,308
Right-of-use assets - operating leases	35,239	28,424
Right-of-use assets - finance leases	15,614	—
Marketable securities, non-current	9,193	—
Restricted cash	3,356	1,116
Deferred income tax assets, net	3,898	5,859
Other non-current assets	7,303	4,550
Total assets	$989,123	$980,847
Liabilities and Stockholders’ Equity
Current liabilities:
Trade payables	$12,084	$3,489
Accrued expenses	8,723	10,977
Employee benefits payable	8,634	8,266
Contract liabilities	108,344	59,749
Current installments of long-term borrowings	2,906	2,827
Other current liabilities	22,249	10,999
Total current liabilities	162,940	96,307
Non-current liabilities:
Long-term borrowings, excluding current installments	100,043	97,297
Non-current operating lease liabilities	34,266	28,302
Non-current finance lease liabilities	15,568	—
Deferred tax liabilities	95	466
Public and private warrant liabilities	—	58,227
Other non-current liabilities	3,005	1,800
Total liabilities	315,917	282,399
COMMITMENTS AND CONTINGENCIES
Stockholders’ equity:
Common stock, $0.0001 par value; authorized shares: 2,500,000,000; issued and outstanding shares: 475,356,517 and 450,180,479 at December 31, 2022 and December 31, 2021, respectively	48	45
Additional paid-in capital	1,112,977	1,002,106
Accumulated deficit	(440,955)	(305,011)
Accumulated other comprehensive income	1,136	1,308
Total stockholders’ equity	673,206	698,448
Total liabilities and stockholders’ equity	$989,123	$980,847

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

(unaudited; in thousands)

	Years Ended December 31,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(135,944)	$(117,320)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	29,947	10,851
Stock-based compensation expense	55,649	32,557
Loss on disposal of assets	923	156
Loss on extinguishment of long-term debt	—	496
Amortization of debt issuance costs and discount	2,827	1,546
Noncash lease expense	3,199	2,010
Noncash (income) expense associated with liability-classified warrants	(13,482)	15,294
Accretion of marketable securities purchased at a discount	(1,395)	—
Deferred income taxes	(576)	(9,979)
Changes in operating assets and liabilities:
Accounts receivable, net	(9,430)	(7,789)
Contract assets	(7,545)	1,816
Inventories	(25,964)	(12,072)
Prepaids and other current assets	(15,059)	(10,504)
Other non-current assets	(7,072)	(4,548)
Trade payables	(2,129)	(4,517)
Accrued expenses	(3,518)	3,074
Employee benefits payables	2,108	(326)
Contract liabilities	22,661	28,057
Other current liabilities	1,280	838
Non-current lease liabilities	(3,686)	(1,801)
Other non-current liabilities	668	370
Net cash used in operating activities	(106,538)	(71,791)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, equipment and software	(42,412)	(25,699)
Cash paid for acquisitions, net of acquired cash and restricted cash	(65,824)	(66,435)
Purchases of marketable securities	(259,567)	—
Maturities of marketable securities	21,724	—
Net cash used in investing activities	(346,079)	(92,134)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the exercise of stock options and public warrants	3,874	3,147
Proceeds from Employee Stock Purchase Plan	4,380	—
Proceeds from sale of employees restricted stock units to cover taxes	31,166	—
Minimum tax withholding paid on behalf of employees for restricted stock units	(31,164)	—
Tax payment for net settled option shares	(444)	—
Payment of contingent consideration	(5,500)	—
Finance lease principal payments	(271)	—
Proceeds from long-term revolving line of credit	—	15,000
Proceeds from long-term secured term loan	—	98,895
Repayments on long-term revolving line of credit	—	(15,000)
Proceeds from Business Combination and PIPE Investment, net of transaction costs	—	728,255
Repurchase of shares and options from management, net of amount recognized as compensation cost	—	(30,358)
Net cash provided by financing activities	2,041	799,939
Effect of exchange rate changes on cash and cash equivalents	4,372	2,128
Net increase (decrease) in cash and cash equivalents and restricted cash	(446,204)	638,142
Cash and cash equivalents, and restricted cash, beginning of period	692,075	53,933
Cash and cash equivalents, and restricted cash, end of period	$245,871	$692,075

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2022 AND 2021

(unaudited; in thousands)

The tables provided below reconcile the non-GAAP financial measures Adjusted EBITDA, Non-GAAP gross profit, Non-GAAP research and development, net, Non-GAAP selling, general and administrative, Non-GAAP operating expenses, Non-GAAP operating loss and Non-GAAP total other income (expense), net with the most directly comparable GAAP financial measures. See above for additional information on the use of these non-GAAP financial measures.

	Three Months Ended December 31,		Years Ended December 31,
	2022	2021	2022	2021
NET INCOME (LOSS)	$(37,208)	$3,196	$(135,944)	$(117,320)
Depreciation	4,809	2,030	16,720	7,530
Amortization	3,548	1,411	13,227	3,321
Stock-based compensation expense	12,337	8,384	55,649	32,557
Management redemption compensation expense	—	—	—	9,724
Transaction costs	144	1,836	649	2,495
Loss on extinguishment of debt	—	—	—	795
Interest expense, net	892	2,751	7,799	6,128
Change in fair value of liability classified warrants	—	(24,130)	(13,482)	15,294
Change in fair value of contingent consideration	(200)	—	—	—
Performance reserve escrow	1,895	1,895	7,579	1,895
Amortization of inventory step-up	—	616	2,618	616
(Benefit) provision for income taxes	(1,010)	(6,541)	2,998	(7,520)
Loss on foreign exchange	488	178	4,435	567
Accretion of marketable securities and cash equivalents purchased at a discount	(1,092)	—	(1,696)	—
Loss on disposal of assets	891	93	923	156
ADJUSTED EBITDA	$(14,506)	$(8,281)	$(38,525)	$(43,762)

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	Three Months Ended December 31,		Years Ended December 31,
	2022	2021	2022	2021
GAAP Gross profit (loss)	$1,830	$6,685	$18,990	$(1,893)
Stock-based compensation	3,857	2,455	17,948	10,996
Amortization of purchased intangibles	1,710	144	4,782	312
Amortization of inventory step-up	—	616	2,618	616
Performance reserve escrow	114	114	456	114
Non-GAAP Gross profit (loss)	$7,511	$10,014	$44,794	$10,145
Non-GAAP Gross margin	14.5%	36.4%	21.2%	16.3%

GAAP Research and development, net	$15,018	$11,968	$65,168	$41,765
Stock-based compensation	(4,442)	(3,039)	(21,127)	(9,973)
Amortization of purchased intangibles	(9)	(976)	(3,342)	(2,081)
Non-GAAP Research and development, net	$10,567	$7,953	$40,699	$29,711

GAAP Selling, general and administrative	$24,035	$19,048	$89,026	$58,395
Stock-based compensation	(4,038)	(2,890)	(16,574)	(11,588)
Management redemption compensation expense	—	—	—	(9,724)
Amortization of purchased intangibles	(1,494)	(113)	(4,401)	(185)
Transaction costs	(144)	(1,836)	(649)	(2,495)
Performance reserve escrow	(1,780)	(1,781)	(7,123)	(1,781)
Change in fair value of contingent consideration	200	—	—	—
Non-GAAP Selling, general and administrative	$16,779	$12,428	$60,279	$32,622

GAAP Operating expenses	$39,053	$31,016	$154,194	$100,160
Stock-based compensation	(8,480)	(5,929)	(37,701)	(21,561)
Management redemption compensation expense	—	—	—	(9,724)
Amortization of purchased intangibles	(1,503)	(1,089)	(7,743)	(2,266)
Transaction costs	(144)	(1,836)	(649)	(2,495)
Performance reserve escrow	(1,780)	(1,781)	(7,123)	(1,781)
Change in fair value of contingent consideration	200	—	—	—
Non-GAAP Operating expenses	$27,346	$20,381	$100,978	$62,333

GAAP Operating loss	$(37,223)	$(24,331)	$(135,204)	$(102,053)
Total non-GAAP adjustments	17,388	13,964	79,020	49,865
Non-GAAP Operating loss	$(19,835)	$(10,367)	$(56,184)	$(52,188)

GAAP Total other income (expense), net	$(995)	$20,986	$2,258	$(22,787)
Change in fair value of liability classified warrants	—	(24,130)	(13,482)	15,294
Loss on foreign exchange	488	178	4,435	567
Non-GAAP Total other income (expense), net	$(507)	$(2,966)	$(6,789)	$(6,926)

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